UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: June 28, 2004


                            NUWAVE TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                    0-28606                  22-3387630
         --------                    -------                  ----------
      (State or other        (Commission File Number)        (IRS Employer
      jurisdiction of                                     Identification No.)
      incorporation)


            1416 MORRIS AVENUE, SUITE 207
               UNION, NEW JERSEY 07083                          33311
               -----------------------                          -----
      (Address of principal executive offices)                (Zip code)

 Registrant's telephone number, including area code:        (908) 851-2470

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)(1) (i)   Effective  June 17,  2004,  NuWave  Technologies,  Inc.  (the
"Registrant") dismissed Marcum & Kliegman LLP ("Marcum & Kliegman") as its independent certified public accountants.

            (ii) Marcum & Kliegman's report on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report was modified to include an explanatory paragraph wherein Marcum & Kliegman expressed substantial doubt about the Registrant's ability to continue as a going concern.

            (iii) The change of independent accountants was approved by the Registrant's Board of Directors on June 17, 2004.

            (iv) During the Registrant's most recent two fiscal years, as well as the subsequent interim period through March 31, 2004, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. Marcum & Kliegman did not advise the Registrant of the items specified in paragraphs
(a)(1)(B), (a)(1)(C), (D) or (E) of Item 304 of Regulation S-B.

     (a)(2) On June 18, 2004, the Registrant engaged Weiser LLP ("Weiser") as its principal accountant to audit the Registrant's financial statements. The Registrant did not consult Weiser on any matters described in paragraph
(a)(2)(i) or (ii) of Item 304 of Regulation S-K during the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Weiser.

     (a)(3) The Registrant requested Marcum & Kliegman to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. The letter will be filed by amendment.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2004                      NUWAVE TECHNOLOGIES, INC.

                                         By:   /s/ George Kanakis
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                                         Name: George Kanakis
                                         Its:  Chairman of the Board, President
                                               and Chief Executive Officer
                                               (Principal Executive Officer and
                                               Principal Financial Officer)